SECURITIES & EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): June 14, 2004
                                                        ----------------


                             CENTRAL COAST BANCORP
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



STATE OF CALIFORNIA                     0-25418                77-0367061
-----------------------------          ----------           ----------------
(State or other jurisdiction)         (Commission file      (I.R.S. Employer
of incorporation or organization)      number)              Identification No.)



301 Main Street, Salinas, California                            93901
--------------------------------------                         --------
(Address of Principal Executive Offices)                      (Zip Code)

Registrants telephone number including area code:          (831) 422-6642
                                                        --------------------

                                Not Applicable
         -------------------------------------------------------------
        (Former name or former address, if changed since last report).



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Item 5.  Other Events

The Registrant's subsidiary, Community Bank of Central California (the "Bank"), reports that on May 27, 2004, the bankruptcy case filed by the developer of a commercial/retail redevelopment project in the City of King was closed. The initiation of the bankruptcy case was discussed in the Company's Form 8-K filed with the Securities and Exchange Commission (SEC) on March 22, 2004. The property subjected to the bankruptcy filing was abandoned by the bankruptcy trustee. Consequently, the Bank is free to pursue foreclosure of it security interest under its deeds of trust.





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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       CENTRAL COAST BANCORP


Date:  June 14, 2004               By: /s/ ROBERT M. STANBERRY
                                       ----------------------------
                                       Robert M. Stanberry, CFO



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